UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2018

NAMI CORP
(Exact name of registrant as specified in its charter)

Nevada	001-36391	61-1693116
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 500S Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +(702) 331-8633

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

Effective July 26, 2018, upon the approval of the board of directors of the Company, the Company dismissed AMC Auditing, as the Company’s independent registered public accountant.

Although the report of AMC Auditing on the Company’s financial statements for the fiscal year ended November 30, 2017 included an explanatory paragraph that noted substantial doubt about the Company’s ability to continue as a going concern. They did not contain any adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended November 30, 2017 as well as the subsequent interim period preceding our decision to dismiss AMC Auditing, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and AMC Auditing on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AMC Auditing, would have caused them to make reference thereto in their report on financial statements for such years.

On August 6, 2018, the Company provided AMC Auditing with a copy of the foregoing disclosures it is making in response to Item 4.01 on this Form 8-K, and requested AMC Auditing to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. We have received the requested letter from AMC Auditing, and a copy of such letter is filed as Exhibit 16.1 to this current report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On July 26, 2018, upon the approval of the board of directors of the Company, the Company engaged L J Soldinger Associates (“Soldinger”) as the independent registered public accounting firm for the Company. Soldinger is the auditor for SBS Mining Corp. Malaysia Sdn. Bhd., the Company’s wholly owned subsidiary which the Company acquired on July 12, 2018. During the Company’s fiscal years ended November 30, 2017 and 2016 as well as the subsequent interim period preceding our decision to retain Soldinger, the Company did not consult with Soldinger regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Letter dated August 8, 2018 from AMC Auditing

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAMI CORP

Date: August 14, 2018	By:	/s/ Calvin Chin
	Name:	Calvin Chin
	Title:	Chief Executive Officer

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